SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 2006

Credit Suisse (USA), Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6862	13-1898818
(Commission File Number)	(I.R.S. Employer
(Identification No.)

Eleven Madison Avenue, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(212) 325-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                   Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are hereby incorporated by reference into the Company’s Registration Statement on Form S-3ASR (File No. 333-131970).

Exhibit 99.1

Terms Agreement relating to $750,000,000 of 5 1/4% Notes due March 2, 2011, $1,000,000,000 of 5 3/8 % Notes due March 2, 2016 and $1,250,000,000 of LIBOR Notes due March 2, 2011 dated February 27, 2006 between the Registrant and Credit Suisse Securities (USA) LLC (the “Terms Agreement”)

Exhibit 99.2	Underwriting Agreement relating to Debt Securities as incorporated into the Terms Agreement

Exhibit 99.3	Supplement to the Underwriting Agreement dated February 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse (USA), Inc.

/s/ LORI RUSSO
Lori Russo
Secretary

March 1, 2006